UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

                                 (RULE 14a-101)
                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant   [ X ]

Filed by a party other than the Registrant   [    ]

Check the appropriate box:

[   ] Preliminary proxy statement

[   ] Confidential, for use  of the Commission  Only (as permitted by Rule 14a-6
      (e)(2))

[ X ] Definitive Proxy Statement

[   ] Definitive Additional Materials

[   ] Soliciting Material Pursuant to Section 240.14a-12


                                    PHC, Inc.
                (Name of Registrant as specified in its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[  X ] No fee required.

[    ] Fee computed on table below per Exchange Act Rules 14a-6(i)1) and 0-11

     1.   Title of each class of securities to which transaction applies:
     2.   Aggregate number of securities to which transaction applies:
     3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-ll (set forth the amount on which the filing fee is calculated and site how it was determined):
     4.   Proposed maximum aggregate value of transaction 5. Total fee paid

[    ] Fee paid previously with preliminary materials.

[    ] Check box if any part of the fee is offset as provided  by  Exchange  Act
       Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

1. Amount Previously Paid:
2. Form, Schedule or Registration Statement No.:
3. Filing Party:
4. Date filed:


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




Dear Fellow Stockholder:

     You are cordially invited to attend the Annual Meeting of Stockholders of PHC, Inc., which will be held on Wednesday, December 19, 2007, at 1:00 PM, at the corporate offices of PHC, Inc., 200 Lake Street, Suite 102, Peabody, Massachusetts 01960.

     The following Notice of Annual Meeting of Stockholders and Proxy Statement describe the items to be considered by the stockholders and contain certain information about PHC, Inc.'s officers and directors.

     Please sign and return the enclosed proxy card as soon as possible in the envelope provided so that your shares can be voted at the meeting in accordance with your instructions. Even if you plan to attend the meeting, we urge you to sign and promptly return the enclosed proxy. You can revoke it at any time prior to the meeting, or vote your shares personally if you attend the meeting. We look forward to seeing you.

                                   Sincerely,


                                 Bruce A. Shear
                                    President

                                    PHC, INC.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON DECEMBER 19, 2007

     The Annual Meeting of Stockholders of PHC, Inc. (the "Company") will be held at our corporate offices at 200 Lake Street, Suite 102, Peabody, Massachusetts, on Wednesday, December 19, 2007, at 1:00 PM, for the following purposes:

1. To elect five directors (two to be elected by the holders of the Company's Class A Common Stock and three to be elected by the holders of the Company's Class B Common Stock) to hold office until the annual meeting next following their election and until their successors are duly elected and qualified;

2. To consider and vote upon a proposed amendment to increase the number of shares of Class A Common Stock available for issuance under the 2003 Stock Purchase and Option Plan from 1,300,000 shares to 1,900,000 shares;

3. To ratify the selection by the Board of Directors of Eisner LLP as the Company's independent registered public accounting firm for the fiscal year ended June 30, 2008; and

4. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on October 10, 2007 as the record date for determination of stockholders entitled to notice of, and to vote at the annual meeting and at any adjournment thereof.

     All stockholders are cordially invited to attend the meeting.


                                            By order of the Board of Directors



                                            Paula C. Wurts, Clerk

Peabody, Massachusetts
October 26, 2007

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES. NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES.

                                    PHC, INC.

                                 200 Lake Street
                                    Suite 102
                          Peabody, Massachusetts 01960
                                 (978) 536-2777

                             PROXY STATEMENT FOR THE
                         ANNUAL MEETING OF STOCKHOLDERS

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of PHC, Inc. (the "Company") for use at the Annual Meeting of Stockholders to be held at the corporate offices of the Company at 200 Lake Street, Suite 102, Peabody, Massachusetts on December 19, 2007 at 1:00 PM (Boston time), and at any adjournment of that meeting (the "Annual Meeting"). Each proxy will be voted in accordance with the instructions specified, and if no instruction is specified, the proxy will be voted in favor of the proposals set forth in the Notice of Annual Meeting. A stockholder may revoke any proxy at any time before it is exercised by filing a later dated proxy or written notice of revocation with Paula C. Wurts, Clerk of the Company, or by voting in person at the Annual Meeting.

     The Company's Annual Report on Form 10-K, as amended, for the year ended June 30, 2007 is being mailed to stockholders together with this Proxy Statement. The Company will furnish any exhibit to the Company's Annual Report on Form 10-K upon the payment of a processing fee of ten cents per page plus mailing costs. The date of mailing of this Proxy Statement is expected to be on or about November 5, 2007.

     The Board of Directors has fixed October 10, 2007 as the record date for the determination of stockholders entitled to vote at the Annual Meeting (the "Record Date"). On that date, there were outstanding and entitled to vote 19,349,820 shares of Class A Common Stock and 775,760 shares of Class B Common Stock of the Company (the shares of Class A Common Stock and Class B Common Stock are referred to collectively herein as the "Shares"). Each share of Class A Common Stock is entitled to one vote and each share of Class B Common Stock is entitled to five votes. The holders of the Company's Class A Common Stock are entitled to elect two members of the Company's Board of Directors (the "Class A Directors") and holders of the Company's Class B Common Stock are entitled to elect all the remaining members of the Company's Board of Directors (the "Class B Directors"). Holders of Class A Common Stock will receive proxy cards, which will be different from those received by the holders of Class B Common Stock. The proxy cards received by the holders of Class A Common Stock will contain a proposal relating to the election of the two members of the Board of Directors to be elected by the holders of the Class A Common Stock, in addition to any other proposals to be voted upon during the General Session. Holders of Class B Common Stock will receive proxy cards, which will contain a proposal relating to the election of the three members of the Board of Directors to be elected by the holders of the Class B Common Stock, in addition to any other proposals to be voted upon during the General Session. Except for the election of directors, the holders of Class A Common Stock and Class B Common Stock vote as one class.

     The Annual Meeting will be composed of three related but separate sessions:
(i) a special session of the holders of Class A Common Stock, during which session only holders of Class A Common Stock are entitled to vote, for the separate election by such holders of two directors, and no other business may properly come before the meeting; (ii) a special session of the holders of Class B Common Stock, during which session only holders of Class B Common Stock are entitled to vote, for the separate election by such holders of three directors, and no other business may properly come before the meeting; and (iii) a general session of the holders of the Class A Common Stock and the Class B Common Stock to transact such other business as may properly come before the meeting or any adjournment thereof ("General Session"). The presence in person or by proxy of holders of shares of Class A Common Stock and Class B Common Stock outstanding as of the Record Date which, combined, have the right to cast a majority of the votes which may be cast with respect to matters arising during the General Session will constitute a quorum for the conduct of business at the General Session. The presence in person or by proxy of holders of shares of Class A Common Stock and Class B Common Stock outstanding as of the Record Date which have the right to cast a majority of the votes which may be cast with respect to matters arising during the Class A Session and the Class B Session, respectively, will constitute a quorum for purposes of the Class A Session and the Class B Session, respectively.

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
     The affirmative vote of the holders of a plurality of the shares of each of Class A Common Stock and Class B Common Stock represented at the meeting is required for the election of the Class A Directors and the Class B Directors, respectively. Approval of each of the other matters that is before the meeting will require the affirmative vote of the holders of a majority of the shares represented at the meeting and voting thereon. No votes may be taken at the meeting, other than a vote to adjourn, unless the appropriate quorum (as set forth in the preceding paragraph) has been constituted. Shares voted to abstain or to withhold as to a particular matter, or as to which a nominee (such as a broker holding shares in street name for a beneficial owner) has no voting authority in respect of a particular matter, shall be deemed represented for quorum purposes. Such shares, however, shall not be deemed to be voting on such matters, and therefore will not be the equivalent of negative votes as to such matters. Votes will be tabulated by the Company's transfer agent subject to the supervision of persons designated by the Board of Directors as inspectors.

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

     The following table sets forth certain information regarding the ownership of shares of the Company's Class A Common Stock and Class B Common Stock (the only classes of common stock of the Company currently outstanding) as of October 10, 2007 by each person known by the Company to beneficially own more than 5% of any class of the Company's voting securities, each director of the Company, each of the named executive officers as defined in 17 CFR 228.402(a)(2) and all directors and officers of the Company as a group. Shares of common stock subject to stock options vesting on or before December 10, 2007 are deemed to be outstanding and beneficially owned for purposes of computing the percentage ownership of such person but are not treated as outstanding for purposes of computing the percentage ownership of others. Unless otherwise indicated below, to the knowledge of the Company, all persons listed below have sole voting and investment power with respect to their shares of common stock, except to the extent authority is shared by spouses under applicable law. In preparing the following table, the Company has relied on the information furnished by the persons listed below:

Beneficial Owners 5% (Non affiliate)

                                                    Amount and
                                                    Nature of
                      Name and Address              Beneficial      Percent of
                      of Beneficial Owner            Owner (11)        Class
                      ____________________         _______________   __________
Title of Class
Class A Common Stock   Marathon Capital Mgmt, LLC    1,498,865         7.8%
                       P. O. Box 771
                       Hunt Valley, MD  21030
                       Camden Partners Capital       1,657,177         8.6%
                       Management LLC
                       500 East Pratt Street,
                       Suite 1200
                       Baltimore, MD 21202
                       Boston Partners Asset         1,508,370         7.8%
                       Management, LLC
                       28 State Street, 20th Floor
                       Boston, MA 02109

Beneficial Ownership of Named Executives and Directors

                                                    Amount and
                                                    Nature of
                      Name and Address              Beneficial      Percent of
                      of Beneficial Owner            Owner (11)        Class
                      ____________________         _______________   __________
Title of Class
Class A Common Stock   Bruce A. Shear                717,495(1)        3.7%
                       Robert H. Boswell             245,359(2)        1.3%
                       Paula C. Wurts                191,793(3)        1.0%
                       Howard W. Phillips            188,750(4)        1.0%
                       Donald E. Robar               135,232(5)         *
                       William F. Grieco             150,750(6)         *

                                                    Amount and
                                                    Nature of
                      Name and Address              Beneficial      Percent of
                      of Beneficial Owner            Owner (11)        Class
                      ____________________         _______________   __________
                       David E. Dangerfield           25,000(7)        *
                       All  Directors and Officers
                         as a Group (7 persons)    1,684,317(8)        8.5%
Class B Common Stock
 (9)                   Bruce A. Shear                721,259(10)      93.0%
                       All Directors and Officers
                        as a Group (7 persons)       721,259          93.0%
  *    Less than 1%

1. Includes 142,500 shares of Class A Common Stock issuable pursuant to currently exercisable stock options, having an exercise price range of $.69 to $2.68 per share.
2. Includes 48,125 shares of Class A Common Stock issuable pursuant to currently exercisable stock options at an exercise price range of $1.41 to $2.73 per share.
3. Includes 47,500 shares of Class A Common Stock issuable pursuant to currently exercisable stock options, having an exercise price range of $1.41 to $2.73 per share.
4. Includes 55,000 shares of Class A Common Stock issuable pursuant to currently exercisable stock options having an exercise price range of $.74 to $3.18 per share.
5. Includes 90,500 shares of Class A Common Stock issuable pursuant to currently exercisable stock options having an exercise price range of $.22 to $3.18 per share.
6. Includes 90,500 shares of Class A Common Stock issuable pursuant to currently exercisable stock options, having an exercise price range of $.22 to $3.18 per share.
7. Includes 25,000 shares of Class A Common Stock issuable pursuant to currently exercisable stock options, having an exercise price range of $
     1.48 to $3.18 per share.
8. Includes an aggregate of 499,125 shares of Class A Common Stock issuable pursuant to currently exercisable stock options. Of those options, 20,000 have an exercise price of $3.18, 30,000 have an exercise price of $2.73 per share, 67,500 have an exercise price of $2.68 per share, 15,000 have an exercise price of $2.38 per share, 15,000 have an exercise price of $2.20, 40,000 have an exercise price of $2.11 per share, 19,000 have an exercise price of $2.06 per share, 625 have an exercise price of $1.95 per share, 40,000 have an exercise price of $1.48 per share, 50,000 have an exercise price of $1.41 per share, 15,000 have an exercise price of $1.37 per share, 30,000 have an exercise price of $1.33 per share, 15,000 have an exercise price of $1.21, 4,000 have an exercise price of $1.03 per share, 4,000 have an exercise price of $.81 per share, 30,000 have an exercise price of $.75 per share, 30,000 have an exercise price of $.74 per share, 15,000 have an exercise price of $.69 per share, 35,000 have an exercise price of $.55 per share, 20,000 have an exercise price of $.35 per share and 4,000 have an exercise price of $.22 per share.
9. Each share of Class B Common Stock is convertible into one share of Class A Common Stock automatically upon any sale or transfer or at any time at the option of the holder.
10. Includes 56,369 shares of Class B Common Stock pledged to Steven J. Shear of 2 Addison Avenue, Lynn, Massachusetts 01902, Bruce A. Shear's brother, to secure the purchase price obligation of Bruce A. Shear in connection with his purchase of his brother's stock in the Company in December 1988. In the absence of any default under this obligation, Bruce A. Shear retains full voting power with respect to these shares.
11. "Amount and Nature of Beneficial Ownership". Each share of Class A Common Stock is entitled to one vote per share and each share of Class B Common Stock is entitled to five votes per share on all matters on which stockholders may vote (except that the holders of the Class A Common Stock are entitled to elect two members of the Company's Board of Directors and holders of the Class B Common Stock are entitled to elect all the remaining members of the Company's Board of Directors).

     By virtue of the fact that Mr. Shear owns 93% of the class B shares and the class B shareholders have the right to elect all of the directors except the two directors elected by the class A shareholders, Mr. Shear has the right to elect the majority of the members of the board of directors and may be deemed to be in control of the Company.

     Based on the number of shares listed under the column headed "Amount and Nature of Beneficial Ownership," the following persons or groups held the following percentages of voting rights for all shares of common stock combined, including vesting options, as of December 10, 2007:

               Bruce A. Shear ........................................18.50%
               All Directors and Officers as a Group
                  (7 persons).........................................22.30%

ELECTION OF DIRECTORS

     The members of the Board of Directors elected at the Annual Meeting will be classified into two classes of directors. Two directors will be elected by the holders of the Company's Class A Common Stock and the balance of the directors will be elected by the holders of the Company's Class B Common Stock. The terms of the present directors expire at the Annual Meeting or when the successors are chosen and qualified, if later. The Board of Directors has fixed at five the number of directors to be elected at the Annual Meeting.

     The nominees for Class A Directors for election at the Annual Meeting are Donald E. Robar and Howard Phillips. The nominees for Class B Directors for election at the Annual Meeting are Bruce A. Shear, William F. Grieco and David
E. Dangerfield. The proxy for holders of Class A Common Stock will be voted to elect as Class A Directors the two nominees (Donald E. Robar and Howard Phillips), unless authority to vote for the election of directors is withheld by marking the proxy to that effect or the proxy is marked with the names of directors as to whom authority to vote is withheld. The proxy for holders of Class B Common Stock will be voted to elect as Class B Directors the three nominees (Bruce A. Shear, William F. Grieco and David E. Dangerfield), unless authority to vote for the election of directors is withheld by marking the proxy to that effect. Donald E. Robar, Howard W. Phillips, Bruce A. Shear, William F. Grieco and David E. Dangerfield are presently directors of the Company and have consented to serve if reelected.

             Name                  Age            Position
             ____                  ___            ________
     Bruce A. Shear                52   Director, President and Chief Executive
                                          Officer
     Donald E. Robar (1)(2) (3)    70   Director
     Howard W. Phillips            77   Director
     William F. Grieco (1)(2) (3)  53   Director
     David E. Dangerfield (1) (3)  66   Director

(1)  Member of Audit Committee.
(2)  Member of Compensation Committee.
(3)  Member of Nominating/Governance Committee

     All of the directors hold office until the annual meeting of stockholders next following their election, or until their successors are elected and qualified. The Compensation Committee reviews and sets executive compensation. Officers are elected annually by the Board of Directors and serve at the discretion of the Board. There are no family relationships among any of the directors or officers of the Company.

     Information with respect to the business experience and affiliations of the directors and officers of the Company is set forth below.

     BRUCE A. SHEAR has been President, Chief Executive Officer and a Director of the Company since 1980 and Treasurer of the Company from September 1993 until February 1996. From 1976 to 1980, he served as Vice President, Financial Affairs, of the Company. Mr. Shear has served on the Board of Governors of the Federation of American Health Systems for over fifteen years. Mr. Shear received an M.B.A. from Suffolk University in 1980 and a B.S. in Accounting and Finance from Marquette University in 1976. Since November 2003, Mr. Shear has been a member of the board of directors of Vaso Active Pharmaceuticals, Inc., a public company marketing and selling over-the-counter pharmaceutical products that incorporate Vaso's transdermal drug delivery technology.

     DONALD E. ROBAR has served as a Director of the Company since 1985 and as the Treasurer from February 1996 until April 2000. He served as the Clerk of the Company from 1992 to 1996. Dr. Robar has been a professor of Psychology at Colby-Sawyer College in New London, New Hampshire from 1967 to 1997 and is now Professor Emeritus. Dr. Robar received an Ed.D. (Counseling) from the University of Massachusetts in 1978, an M.A. in Clinical Psychology from Boston College in 1968 and a B.A. from the University of Massachusetts in 1960.

     HOWARD W. PHILLIPS has served as a Director of the Company since August 1996 and has been employed by the Company as a public relations specialist since August 1995. From 1982 until 1995, Mr. Phillips was the Director of Corporate Finance for D.H. Blair Investment Corp. From 1969 until 1981, Mr. Phillips was associated with Oppenheimer & Co. where he was a partner and Director of Corporate Finance.

     WILLIAM F. GRIECO has served as a Director of the Company since February 1997. Mr. Grieco is the Vice President and General Counsel of American Science and Engineering, Inc., an X-Ray inspection technology company. Prior to that, from 1999 to 2005, he was Managing Director of Arcadia Strategies, LLC, a legal and business consulting organization servicing science and technology companies. From 2001 to 2002, he also served as Senior Vice President and General Counsel of IDX Systems Corporation, a healthcare information technology Company. From 1995 to 1999 he was Senior Vice President and General Counsel for Fresenius Medical Care North America. Prior to that, Mr. Grieco was a partner at Choate, Hall & Stewart, a general service law firm. Mr. Grieco received a B.S. from Boston College in 1975, an M.S. in Health Policy and Management from Harvard University in 1978 and a J.D. from Boston College Law School in 1981.

     DAVID E. DANGERFIELD has served as a Director of the Company since December 2001. Mr Dangerfield formerly served as the Chief Executive Officer for Valley Mental Health in Salt Lake City, Utah. Since 1974, Mr. Dangerfield has been a partner for Professional Training Associates (PTA). In 1989, he became a consultant across the nation for managed mental health care and the enhancement of mental health delivery services. David Dangerfield serves as a Board member of the Mental Health Risk Retention Group and Utah Alliance for the Mentally Ill, an advocacy organization of family and friends of the mentally ill, which are privately held corporations, and the Utah Hospital Association, which is a trade organization in Utah. Mr. Dangerfield graduated from the University of Utah in 1972 with a Doctorate of Social Work after receiving his Masters of Social Work from the University in 1967.

           THE BOARD RECOMMENDS A VOTE FOR THE NOMINEES FOR DIRECTOR.

NON-DIRECTOR EXECUTIVE OFFICERS

         Name                  Age         Position
         ____                  ___         ________

    Robert H. Boswell          59   Senior Vice President
    Paula C. Wurts             58   Chief Financial Officer, Treasurer and Clerk

     Information with respect to the business experience and affiliations of the non-director executive officers of the Company is set forth below.

     ROBERT H. BOSWELL has served as the Senior Vice President of the Company since February 1999 and as Executive Vice President of the Company from 1992 to 1999. From 1989 until the spring of 1994, Mr. Boswell served as the Administrator of the Company's Highland Ridge Hospital facility where he is based. Mr. Boswell is principally involved with the Company's substance abuse facilities. From 1981 until 1989, he served as the Associate Administrator at the Prevention Education Outpatient Treatment Program--the Cottage Program, International. Mr. Boswell graduated from Fresno State University in 1975 and from 1976 until 1978 attended Rice University's doctoral program in philosophy. Mr. Boswell is a Board Member of the National Foundation for Responsible Gaming and the Chair for the National Center for Responsible Gaming.

     PAULA C. WURTS has served as the Chief Financial Officer and Controller of the Company since 1989, as Assistant Clerk from January 1996 until February 2006, when she became Clerk, as Assistant Treasurer from 1993 until April 2000 when she became Treasurer. Ms. Wurts served as the Company's Accounting Manager from 1985 until 1989. Ms. Wurts received an Associate's degree in Accounting from the University of South Carolina in 1980, a B.S. in Accounting from Northeastern University in 1989 and passed the examination for Certified Public Accountants. She received a Master's Degree in Accounting from Western New England College in 1996.

                MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     During fiscal 2007, the Board of Directors held a total of four meetings and took action by written consent seven times. Each director attended all of the meetings of the Board and committees of the Board on which such director served. The Board has a standing audit committee (the "Audit Committee"), compensation committee and a nominating and corporate governance committee.

Communications with the Board of Directors

     Stockholders may communicate with the Board of Directors by writing to the Board in care of the Company's Clerk, PHC, Inc., 200 Lake Street, Suite 102, Peabody, Massachusetts 01960. The Board of Directors has delegated responsibility for initial review of stockholder communications to the Clerk. In accordance with the Board's instructions, the Clerk will forward the communication to the director or directors to whom it is addressed, except for communications that are (1) advertisements or promotional communications, (2) solely related to complaints with respect to ordinary course of business customer service and satisfaction issues or (3) clearly unrelated to the Company's business, industry, management or Board or committee matters. In addition, the Clerk will make all such communications available to each member of the Board at the Board's next regularly scheduled meeting.

Audit Committee

     The Board of Directors has appointed an audit committee to assist the Board in the oversight of the financial reports, internal controls, accounting policies and procedures. The primary responsibilities of the Audit Committee are as follows:

     o Hire, evaluate and, when appropriate, replace the Company's independent registered public accounting firm, whose duty it is to audit the books and accounts of the Company and its subsidiaries for the fiscal year in which it is appointed.
     o    Approve all audit fees in advance of work performed.
     o Approve any accounting firm and fees to be charged for taxes or any other non-audit accounting fees.
     o Review internal controls over financial reporting with the independent registered public accounting firm and a designated accounting staff member.
     o Review with management and the independent registered public accounting firm:
          o The independent accountant's audit of and report on the financial statements.
          o The auditor's qualitative judgments about the appropriateness, not just the acceptability, of accounting principles and financial disclosures and how aggressive (or conservative) the accounting principles and underlying estimates are.
          o Any serious difficulties or disputes with management encountered during the course of the audit.
          o Anything else about the audit procedures or findings that GAAS requires the auditors to discuss with the committee.
     o Consider and review with management and a designated accounting staff member:
          o Any significant findings during the year and management's responses to them.
          o Any difficulties an accounting staff member encountered while conducting audits, including any restrictions on the scope of their work or access to required information.
          o Any changes to the planned scope of management's internal audit plan that the committee thinks advisable.
     o Review the annual filings with the SEC and other published documents containing the company's financial statements and consider whether the information in the filings is consistent with the information in the financial statements.

     o Review the interim financial reports with management, the independent registered public accounting firm and an accounting staff member.
     o Prepare a letter for inclusion in the annual report that describes the committee's composition and responsibilities and how the responsibilities were fulfilled.
     o Review the audit committee charter at least annually and modify as needed.

     During fiscal 2007 the Audit Committee consisted of Dr. David Dangerfield, Mr. Donald Robar and Mr. William Grieco. As required by the SEC, all members of the audit committee are "independent" as such term is defined pursuant to applicable SEC rules and regulations and as required under AMEX listing standard
Section 121. Dr. Dangerfield serves as the chairman and is the audit committee financial expert. The Company reviewed Dr. Dangerfield's extensive experience managing the budget and operations for large Behavioral Healthcare organizations and determined that this industry experience qualifies him to act as the financial expert in accordance with SEC requirements. The Audit Committee met four times during fiscal 2007. All of the committee members attended the meetings.

Compensation Committee

     The Board of Directors has appointed the members of the Compensation Committee to review and approve officer's compensation, formulate bonuses for management and administer the Company's equity compensation plans. The Compensation Committee is a chartered committee made up of independent members of the Board of Directors. During fiscal 2007 the Compensation Committee consisted of Mr. Donald Robar and Mr. William Grieco. The Compensation Committee met three times during fiscal 2007, twice telephonically and once in person. Mr. Shear does not participate in discussions concerning, or vote to approve, his salary.

     On an annual basis, the Compensation Committee undertakes a review of the base salary and bonus targets of each of our named executive officers and evaluates their respective compensation based on the committee's overall evaluation of their performance toward the achievement of our financial, strategic and other goals, with consideration given to each executive officer's length of service and to comparative executive compensation data. Based on its review, the Compensation Committee makes recommendations to the Board of Directors, which from time to time has resulted in increases in the salary and/or potential bonus amounts for our executive officers.

Nominating and Corporate Governance Committee

     The Nominating and Corporate Governance Committee was established in October, 2005. This committee is appointed by the Board of Directors for the purpose of identifying individuals qualified to become Board members and to recommend that the Board select these individuals as nominees for election to the Board at the next annual meeting of the Company's stockholders, and developing and recommending to the Board a set of effective corporate governance policies and procedures applicable to the Company. The Nominating and Corporate Governance Committee consists of Dr. David Dangerfield, Mr. Donald Robar and Mr. William Grieco.

Nomination of Directors

     The Company will consider all director candidates recommended to the Nominating and Corporate Governance Committee by stockholders at all times during the year preceding the date on which the recommendation is made that meet the qualifications established by the Board as required by the Company's by laws.

     Each director nominee is evaluated in the context of the full Board's qualifications as a whole, with the objective of establishing a Board that can best perpetuate the success of the Company's business and represent stockholder interests through the exercise of sound judgment. Each director nominee will be evaluated considering the relevance to the Company of the director nominee's respective skills and experience, which must be complimentary to the skills and experience of the other members of the Board. In addition, the director nominees must possess a general understanding of marketing, finance and other elements relevant to the success of a publicly-traded company in today's business environment, and an understanding of the Company's business on an operational level as well as demonstrate a willingness to devote the appropriate time to fulfilling Board duties.

Procedures for Consideration of Stockholder Nominations.

     Specifically, the Company did not receive any nominations for directors from shareholders for consideration at the 2007 Annual Meeting. However, any recommendations received from shareholders will be evaluated in the same manner that potential nominees recommended by members of the Board of Directors, the Nominating and Governance Committee, management or other parties are evaluated. Any shareholder nominations must be made in accordance with the Company by-laws, which currently require written notice to the chairman of the Nominating and Governance Committee by way of certified mail or overnight delivery to 200 Lake Street, Suite 102, Peabody, Massachusetts 01960 no less than 120 calendar days before the one-year anniversary of the date that the Company's proxy statement was released to stockholders in connection with the previous year's annual meeting. Nominations for election to the Board of Directors at the 2008 Annual Meeting of Shareholders must be received no later than July 23, 2008. The notice must set forth at a minimum:

     1. A complete biography, including full employment history of the nominee;

     2. A signed consent form and waiver from the nominee authorizing the Company to perform full background checks of the director nominee, including criminal and credit history, from a firm acceptable to the Company in its sole discretion;

     3. Documentation of educational levels attained, complete with official transcripts issued directly by the educational institution and sent directly from the educational institution to the Company's Secretary or Clerk;

     4.   Disclosure   of  all  special   interests   and  all   political   and
          organizational affiliations;

     5. A signed, written statement from the director nominee the reasons that the director nominee wants to serve on the Company's Board, the reasons that the director nominee believes that he or she is qualified to serve; and

     6. A description of all litigation to which he or any of his affiliates have been a party within the past seven years.

     In addition, the stockholder must submit any additional information required to be included in the Company's proxy statement for director nominees which determination will be made by the Company in its sole and absolute discretion (including, without limitation, information regarding business experience, involvement in legal proceedings, security ownership and transactions with the Company or management). The information submitted by the stockholder must include complete contact information for the submitting stockholder and the director nominee.

     Charters for all committees of the Board of Directors were included as Appendix to the Company's 2005 proxy statement filed with the Securities and Exchange Commission on November 18, 2005 and are available for review on the Company website at www.phc-inc.com.

Audit Committee Report

     The Audit Committee has reviewed and discussed the Company's audited financial statements for the fiscal year ended June 30, 2007 with the Company's independent registered public accounting firm, Eisner LLP and management. The Audit Committee approved the financial statements for inclusion in the Company's annual report. The Audit Committee has discussed with Eisner LLP, the matters required to be discussed by Statement on Auditing Standards No. 61. The Audit Committee has received the written disclosures and the letter from Eisner LLP, required by the Securities Acts administered by the Securities and Exchange Commission, including rules of the Public Company Accounting Oversight Board and has discussed with Eisner LLP its independence. The discussions that the Audit Committee had with Eisner LLP regarding the matters described above occurred before the filing with the SEC of the Company's Annual Report on Form 10-K for fiscal 2007.





                                                    AUDIT COMMITTEE
                                                    David E. Dangerfield
                                                    Donald E. Robar
                                                    William F. Grieco

                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Compensation Discussion and Analysis

     The Board of Directors, the Compensation Committee and senior management share responsibility for establishing, implementing and continually monitoring our executive compensation program, with the Board making the final determination with respect to executive compensation. The goal of our executive compensation program is to provide a competitive total compensation package to our executive management team through a combination of base salary, quarterly cash incentive bonuses, long-term equity incentive compensation in the form of stock options and benefits programs. This Compensation Discussion and Analysis explains our compensation objectives, policies and practices with respect to our Chief Executive Officer, Chief Financial Officer and one of our other most highly-compensated executive officers as determined in accordance with applicable SEC rules, which are collectively referred to in this report as the Named Executive Officers.

Objectives of our Executive Compensation Program

     Our executive compensation program is designed to achieve the following objectives:

     o to attract and retain talented and experienced executives necessary to achieve our strategic objectives in the highly competitive industry in which we compete;
     o to motivate and reward executives whose knowledge, skills and performance are critical to our success;
     o to align the interest of our executives and stockholders by motivating executives to increase stockholder value by increasing our Company's long-term profitability;
     o to provide a competitive compensation package in which a significant portion of total compensation is determined by Company and individual results and the creation of stockholder value; and,
     o to foster a shared commitment among executives by coordinating their Company and individual goals.

Role of the Compensation Committee

     Our Compensation Committee oversees all aspects of executive compensation. The committee plays a critical role in establishing our compensation philosophy and in setting and amending elements of the compensation package offered to our named executive officers.

     The members of our Compensation Committee during fiscal 2007 were Donald Robar and William Grieco. Each current member of our Compensation Committee is an independent, non-employee director. During fiscal 2007, the Compensation Committee met three times; twice telephoncially and once in person.

     On an annual basis, or in the case of promotion or hiring of an executive officer, the Compensation Committee reviews and makes recommendations to the Board of Directors regarding the compensation package to be provided to our named executive officers. On an annual basis, the Compensation Committee undertakes a review of the base salary and bonus targets of each of our named executive officers and evaluates their respective compensation based on the committee's overall evaluation of their performance toward the achievement of our financial, strategic and other goals, with consideration given to each executive officer's length of service and to comparative executive compensation data. Based on its review, from time to time the Compensation Committee has increased the salary and/or potential bonus amounts for our executive officers.

                          COMPENSATION COMMITTEE REPORT

     The compensation committee report below is not "soliciting material," is not deemed "filed" with the Securities and Exchange Commission and is not incorporated by reference in any of our filings under the Securities Act of 1933 as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after this filing and irrespective of any general language to the contrary.

     The Compensation Committee comprised solely of independent directors, reviewed and discussed the above Compensation Discussion and Analysis with management. Based on this review and discussions, the committee recommended to the Board of Directors, and the Board has approved, the inclusion of the Compensation Discussion and Analysis in the Company's proxy statement on
Schedule 14A.

Compensation Committee
_______________________
Donald E. Robar
William F. Grieco

Elements of Executive Compensation

     Compensation for our named executive officers generally consists of the following elements:

     o    base salary;
     o    cash bonuses;
     o    stock-based awards;
     o    health, dental and life insurance and disability and retirement plans;
          and
     o    severance and change-in-control arrangements.

     The Company does not have a policy or target for allocating compensation between long-term and short-term compensation. Instead the Compensation Committee determines subjectively what it believes to be the appropriate level and mix of various compensation components. The Compensation Committee's objective in allocating between annual and long-term compensation is to ensure adequate base compensation to attract and retain personnel, while providing incentives to maximize long-term value for our Company and its stockholders.

Base Salary

     Salary for our executives is generally set by reviewing compensation levels for comparable positions in the market and the historical compensation levels of our executives. Salaries may then be adjusted from time to time, based upon market changes, actual corporate and individual performance and changes in responsibilities.

Bonuses

     Bonuses are based on actual corporate and individual performances compared to targeted performance criteria and various subjective performance criteria. Targeted financial performance for the Company is set annually by the compensation committee for each fiscal quarter. In considering bonuses the Compensation Committee does not rely on a formula that assigns a pre-determined value to each of the criteria, but instead evaluates each executive officer's contribution in light of all relevant criteria. Individual performance targets are used less frequently but may include completion of specific projects. There were no individual performance targets specified in the prior or current fiscal years meetings of the compensation committee.

Stock Based Awards

     Compensation for executive officers also includes the long-term incentives afforded by stock options and other equity-based awards. Our stock option program is designed to align the long-term interests of our employees and our stockholders and assist in the retention of executives. The size of stock-based awards is generally intended to reflect the executive's position and the executive's expected contributions. Although some awards may be provided as part of the hiring agreement of new executives, in general these stock-based awards follow the same benchmarks as the executive bonus element of the named executive's compensation. Options are generally granted with installment-vesting over a period of three years.

     Because of the direct relationship between the value of an option and the market price of our common stock, the compensation committee believes that stock options are an effective method of motivating the named executive officers to manage our Company in a manner that is consistent with the interests of our Company and our Stockholders.

     In addition the named executives are also eligible to participate in the Company's Employee Stock purchase plan as long as all other criteria of the plan are met.

Insurance and Other Employee Benefits

     We maintain insurance benefits for all employees that include health, dental and life insurance. The company bears one hundred percent of the cost of these benefits for the named executives. In addition the company provides a company vehicle or an auto allowance, additional supplemental life insurance and other supplemental taxable fringe benefits for the named executive officers. In addition, the company provides a disability pool for the named executives based on the number of years of service. The number of days of pay under the disability plan increases incrementally until it reaches a maximum accrual of 730 days. This disability pool has no cash value and is not payable upon termination of employment. The Company also provides an Executive Retirement plan, which allows for the use of the accrued disability plan bank to be distributed as an annuity over a four year period at the named executive's retirement providing the minimum term of employment of twenty years of service has been met. For the fiscal year ended June 30, 2007, no accrual has been made for this retirement plan as each of the named executives have waived their right to the retirement plan based on the Company's financial position at the time that the plan was approved.

Severance and Change-in-Control Arrangement

     The Company has not entered into any severance agreements with any of the named executive officers; however, compensation for the named executive officers does include change-in-control arrangements. These arrangements, like other elements of executive compensation, are structured with regard to practices at comparable companies for similarly situated officers and in a manner we believe is likely to attract and retain high quality executive talent. The plan calls for the named executive officers, in the event of a change in control, to receive payment of their average annual salary for the past five years times a multiplier based on their number of years of service in the position at the effective date as shown below.

                  Name and position                             Multiplier
                  __________________                            __________

                  Bruce A. Shear, Chief Executive Officer          2.99
                  Robert H. Boswell, Senior Vice President         2.00
                  Paula C. Wurts, Chief Financial Officer          2.00


Changes in Executive Compensation for Fiscal 2007

     In September 2006, the Compensation Committee met to discuss the compensation of the named executive officers. The meeting resulted in a proposal to the Board of Directors to increase the base salary of the named executive officers and change the net earnings targets for the named executive officers to earn cash and stock based compensation for each quarter of fiscal 2007. The Board of Directors accepted the proposals of the Committee and salary increase were affected and bonus and stock-based compensation targets were set. The named executive officers met the bonus and stock-based compensation targets in the fourth fiscal quarter of 2007.

Accounting for Executive Compensation

     We account for equity based compensation paid to our employees under the rules of Statement of Financial Accounting Standards No. 123R (SFAS 123R), which requires us to measure and record an expense over the service period of the award. Accounting rules also require us to record cash compensation as an expense at the time the obligation is incurred.

Employment agreements

     The Company has not entered into any employment agreements with its executive officers. The Company owns and is the beneficiary on a $1,000,000 key man life insurance policy on the life of Bruce A. Shear.

     Three executive officers of the Company received compensation in the 2007 fiscal year, which exceeded $100,000. The following table sets forth the compensation paid or accrued by the Company for services rendered to these executives in fiscal year 2007, 2006 and 2005:

                           Summary Compensation Table
      Name and
      Principal                                          Option     All Other
      Position              Year   Salary      Bonus     Awards   Compensation   Total
                                     ($)        ($)       ($)         ($)         ($)

         (a)                (b)      (c)        (d)        (f)         (i)        (j)

Bruce A. Shear              2007   $420,957   $40,000   $ 38,013   $21,833 (1)  $520,803
  President and Chief       2006   $393,515   $70,000   $124,800   $27,458 (2)  $615,773
  Executive Officer         2005   $383,965   $45,000   $ 37,050   $62,498 (3)  $528,513

Robert H. Boswell           2007   $196,538   $20,000   $ 11,778   $14,901 (4)  $243,217
  Senior Vice President     2006   $176,878   $40,000   $ 33,488   $14,701 (5)  $265,067
                            2005   $164,590   $10,000   $ 15,750   $29,016 (6)  $219,356

Paula C. Wurts              2007   $170,231   $20,000   $ 11,481   $76,563 (7)  $278,275
   Chief Financial Officer, 2006   $152,878   $35,000   $ 32,300   $15,029 (8)  $235,207
   Treasurer and Clerk      2005   $140,586   $10,000   $ 15,750   $35,009 (9)  $201,345

     * The named executive officers did not forfeit any stock options during any of the fiscal years presented. For information regarding the assumptions used to value these stock options, see "Note A THE COMPANY AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - Stock-based compensation" in the financial statements included in this report.

(1) This amount represents $9,019 contributed by the Company to the Company's Executive Employee Benefit Plan on behalf of Mr. Shear, $9,152 in premiums paid by the Company with respect to life and disability insurance for the benefit of Mr. Shear and $3,662 personal use of a Company car held by Mr. Shear.

(2) This amount represents $8,910 contributed by the Company to the Company's Executive Employee Benefit Plan on behalf of Mr. Shear, $13,648 in premiums paid by the Company with respect to life and disability insurance for the benefit of Mr. Shear, $864 in club membership dues paid by the Company for the benefit of Mr. Shear, and $4,036 personal use of a Company car held by Mr. Shear.

(3) This amount represents $7,789 contributed by the Company to the Company's Executive Employee Benefit Plan on behalf of Mr. Shear, $7,541 in premiums paid by the Company with respect to life and disability insurance for the benefit of Mr. Shear, $2,805 in club membership dues paid by the Company for the benefit of Mr. Shear, $4,027 personal use of a Company car held by Mr. Shear and $40,336 based on the intrinsic value of the repricing of options held by Mr. Shear.

(4) This amount represents a $6,000 automobile allowance, $8,001 contributed by the Company to the Company's Executive Employee Benefit Plan on behalf of Mr. Boswell and $900 in benefit derived from the purchase of shares through the employee stock purchase plan

(5) This amount represents a $6,000 automobile allowance, $8,172 contributed by the Company to the Company's Executive Employee Benefit Plan on behalf of Mr. Boswell and $529 in benefit derived from the purchase of shares through the employee stock purchase plan.

(6) This amount represents a $6,000 automobile allowance, $6,656 contributed by the Company to the Company's Executive Employee Benefit Plan on behalf of Mr. Boswell, $1,020 in benefit derived from the purchase of shares through the employee stock purchase plan, and $15,340 based on the intrinsic value of the repricing of options held by Mr. Boswell.

(7) This amount represents a $4,800 automobile allowance, $9,505 contributed by the Company to the Company's Executive Employee Benefit Plan on behalf of Ms. Wurts, $218 in benefit derived from the purchase of shares through the employee stock purchase plan and $62,040 realized on the exercise of options.

(8) This amount represents a $4,800 automobile allowance, $10,053 contributed by the Company to the Company's Executive Employee Benefit Plan on behalf of Ms. Wurts and $176 in benefit derived from the purchase of shares through the employee stock purchase plan.

(9) This amount represents a $4,800 automobile allowance, $8,392 contributed by the Company to the Company's Executive Employee Benefit Plan on behalf of Ms. Wurts, $340 in benefit derived from the purchase of shares through the employee stock purchase plan and $21,477 based on the intrinsic value of the repricing of options held by Ms. Wurts.

COMPENSATION OF DIRECTORS

     Directors who are employees of the Company receive no compensation for services as members of the Board. Directors who are not employees of the Company receive $10,000 stipend per year and $2,500 for each Board meeting they attend. The Audit Committee Chairperson receives an annual stipend of $5,000, members of the audit committee receive an annual stipend of $3,000 and compensation committee and nominating/governance committee receive an annual stipend of $2,000. In addition, Directors of the Company are entitled to receive certain stock option grants under the Company's Non-Employee Director Stock Option Plan (the "Director Plan"). The following table presents Director compensation for the fiscal year ended June 30, 2007.

                              DIRECTOR COMPENSATION
                           Fees Earned
                           or Paid     Option      All Other
        Name               in Cash     Awards     Compensation        Total
        ____               _______     ______     ____________        _____
                             ($)        ($)           ($)              ($)
     (a)                     (b)        (d)           (g)              (h)

     Donald Robar          $27,000     $22,525      $    --          $49,525
     William Grieco        $27,000     $22,525      $    --          $49,525
     David Dangerfield     $27,000     $22,525      $    --          $49,525
     Howard W. Phillips*   $   --      $16,550      $42,470          $50,020

o Mr. Phillips is an employee of the Company, serving as a Public Relations Specialist. Other than his salary as an employee he receives no additional compensation as a director.

     As of June 30, 2007 each member of the Board of Directors had the following options outstanding: Donald Robar, 117,500 (87,500 vested); William Grieco, 117,500 (87,500 vested); David Dangerfield, 50,000 (20,000 vested); and, Howard Phillips, 117,500 (87,500 vested).

Compensation Committee Interlocks and Insider Participation

     During fiscal 2007 the Compensation Committee consisted of Mr. Donald Robar and Mr. William Grieco, neither of which was an officer or employee of the Company during the 2007 fiscal year. Mr. Robar served as the Company's Treasurer from February 1996 until April 2000. During the 2007 fiscal year, none of our executive officers served on our Compensation Committee (or equivalent), or board of directors, of another entity whose executive officer(s) served on our Compensation Committee or Board of Directors.

OPTION PLANS

Stock Plan

     The Board of Directors adopted the Company's first stock option plan on August 26, 1993. This stock option plan has expired, however, options to purchase 195,000 shares remain outstanding under the plan. On September 22, 2003 the Board of Directors adopted the Company's current stock option plan and the stockholders of the Company approved the plan on December 31, 2003. The Stock Plan provides for the issuance of a maximum of 1,300,000 shares of the Class A Common Stock of the Company pursuant to the grant of incentive stock options to employees and the grant of nonqualified stock options or restricted stock to employees, directors, consultants and others whose efforts are important to the success of the Company.

     The Board of Directors administers the Stock Plan. Subject to the provisions of the Stock Plan, the Board of Directors has the authority to select the optionees or restricted stock recipients and determine the terms of the options or restricted stock granted, including: (i) the number of shares, (ii) option exercise terms, (iii) the exercise or purchase price (which in the case of an incentive stock option cannot be less than the market price of the Class A Common Stock as of the date of grant), (iv) type and duration of transfer or other restrictions and (v) the time and form of payment for restricted stock upon exercise of options. Generally, an option is not transferable by the option holder except by will or by the laws of descent and distribution. Also, generally, no option may be exercised more than 60 days following termination of employment. However, in the event that termination is due to death or disability, the option is exercisable for a period of one year following such termination.

     During the fiscal year ended June 30, 2007, the Company issued additional options to purchase 177,500 shares of Class A Common Stock under the 2003 Stock Plan at a price per share ranging from $2.06 to $3.35. Generally, options are exercisable upon grant for 25% of the shares covered with an additional 25% becoming exercisable on each of the first three anniversaries of the date of grant.

Employee Stock Purchase Plan

     On October 18, 1995, the Board of Directors voted to provide employees who work in excess of 20 hours per week and more than five months per year rights to elect to participate in an Employee Stock Purchase Plan (the "Plan"), which became effective February 1, 1996. The price per share was to be the lesser of 85% of the average of the bid and ask price on the first day of the plan period or the last day of the plan period. The plan was amended on December 19, 2001 and December 19, 2002 to allow for a total of 500,000 shares of Class A Common Stock to be issued under the plan. On January 31, 2006 the stockholders approved a replacement Employee Stock Purchase Plan to replace the 1995 plan, which expired on October 18, 2005. The new plan is identical to the old plan and expires on January 31, 2016.

     A total of 157,034 shares of Class A Common Stock were issued under the 1995 plan before it's expiration and 10,855 shares have been issued under the 2005 plan. Thirteen employees are participating in the current offering period under the new plan, which began on February 1, 2007 and will end on January 31, 2008.

Non-Employee Director Stock Plan

     The non-employee directors' stock option plan provides for the grant of nonstatutory stock options automatically at the time of each annual meeting of the Board. Through June 30, 2007, options for 145,500 shares were granted under the 1995 plan. This plan expired in August 2005 and, in January 2005, the shareholders voted to approve a new non-employee directors' stock plan. The new plan is identical to the plan it replaced. Under the new plan a maximum of 350,000 shares may be issued. On January 31, 2006, this plan was amended to increase the number of options issued to each outside director each year from 10,000 options to 20,000 options. Each outside director is granted an option to purchase 20,000 shares of Class A Common Stock annually at fair market value on the date of grant, vesting 25% immediately and 25% on each of the first three anniversaries of the grant and expiring ten years from the grant date. The new plan will expire in January 2015, ten years from the date of shareholder approval. As of June 30, 2007, 160,000 options have been issued under the plan.

     If an optionee ceases to be a member of the Board of Directors other than for death or permanent disability, the unexercised portion of the options, to the extent unvested, immediately terminate, and the unexercised portion of the options which have vested lapse 180 days after the date the optionee ceases to serve on the Board. In the event of death or permanent disability, all unexercised options vest and the optionee or his or her legal representative has the right to exercise the option for a period of 180 days or until the expiration of the option, if sooner.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS as of JUNE 30, 2007

                              (a)             (b)                   (c)
                                                                  Number
                                                                  of securities
                                                                  remaining
                                                                  available
                                                                  for future
                           Number of                              issuance
                           securities                             under equity
                           to be issued                           compensation
                           upon exercise    Weighted-average      plans
                           of outstanding   exercise price of     (excluding
                           options,         outstanding           securities
                           warrants and     options, warrants     reflected
      PLAN                 rights           and rights            in column (a))
      ____                 ______________   __________________    _____________

   1993 Option plan           195,000           $0.70                   --
   2003 Option plan           675,000           $2.03                555,313
   2006 Employee stock
     Purchase plan                --            $0.00                489,145
   1995 Director plan          76,000           $0.85                   --
   2005 Director plan         150,000           $2.41                190,000
                            _________           _____               ________

   Total Shares and Options
     authorized             1,096,000           $1.76               1,234,458
                            =========           =====               =========
All equity compensation plans were approved by the security holders.

Options Exercised

     During the fiscal year ended June 30, 2007, a total of 241,687 options were exercised under the plans, of which 41,000 options were exercised at prices ranging from $0.22 to $0.45, 152,000 options were exercised at prices ranging from $0.55 to $0.81, 42,000 options were exercised at prices ranging from $1.03 to $1.48 and 6,687 options were exercised at prices ranging from $2.01 to 2.53.

     The following table provides information about options granted to the named executive officers during fiscal 2007 under the Company's Stock Plan, Employee Stock Purchase Plan and Non-Employee Director Stock Plan.

                           GRANTS OF PLAN-BASED AWARDS
                           ___________________________
                                All Other Option
                                  Awards Number     Exercise or    Grant Date
                                   of Securities     Base Price    Fair Value
                                   Underlying       of Options     of Stock
                                    Options           Awards       and Option
  Name             Grant Date         (#)           ($/Share)*      Awards
  (a)                 (b)             (j)              (k)            (l)


Bruce A. Shear     10/31/2006       15,000            $2.06         $16,350

Robert H. Boswell  10/31/2006        7,500            $2.06         $ 8,175

Paula C. Wurts     10/31/2006        7,500            $2.06         $ 8,175

     These options were issued under the Executive bonus plan based on the Company's performance in fiscal 2006. The Company utilized the Black-Scholes valuation model for estimating the Grant Date Value with no adjustments for non-transferability or risk of forfeiture. The assumptions used are as follows:

       Risk free interest rate           4.60%
       Expected dividend yield            0.0%
       Expected lives                       5
       Expected volatility               48.0%

     The following table provides information about options outstanding, held by the named executive officers at the end of fiscal 2007.

                          OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

                 Number of        Number of
                 Securities       Securities
                 Underlying       Underlying
                 Unexercised      Unexercised     Option
                   Options         Options        Exercise         Option
                    (#)              (#)           Price         Expiration
 Name           Exercisable       Unexercisable     ($)             Date
 ____           ____________     ______________    ________      ___________
 (a)                 (b)             (c)            (e)             (f)

Bruce A. Shear       40,000            --          $0.75         09/30/2007
                     15,000            --          $0.69         01/06/2008
                     15,000            --          $1.37         11/04/2009
                     15,000            --          $1.21         11/04/2009
                     15,000            --          $2.38         06/16/2010
                      7,500         7,500          $2.68         09/20/2010
                     37,500        37,500          $2.68         09/20/2010
                     11,250         3,750          $2.20         05/22/2011
                      3,750        11,250          $2.06         10/31/2011
Robert H. Boswell    25,000            --          $0.75         09/30/2007
                     25,000            --          $1.41         12/21/2009
                     10,000        10,000          $2.73         09/22/2010
                        625           625          $1.95         02/16/2011
                      5,625         1,875          $2.20         05/22/2011
                      1,875         5,625          $2.06         10/31/2011
Paula C. Wurts       25,000            --          $0.75         09/30/2007
                     25,000            --          $1.41         12/21/2009
                     10,000        10,000          $2.73         09/22/2010
                      5,625         1,875          $2.20         05/22/2011
                      1,875         5,625          $2.06         10/31/2011

     On June 30, 2005, the Company accelerated the vesting on the 326,250 of outstanding unvested options held by employees. This resulted in a non-cash charge to compensation of $9,875 and $27,025 in the fiscal years ended June 30, 2006 and 2005, respectively. No charge was made for these repriced options in the fiscal year ended June 30, 2007.

                       OPTIONS EXERCISED AND STOCK VESTED

     The following table provides information about options exercised, held by the named executive officers during the fiscal year ended June 30, 2007.

                                         Option Awards
                                  Number of         Value
                                   Shares          Realized
                                  Acquired on           On
                                   Exercise        Exercise
           Name                      (#)             ($)
           (a)                       (b)             (c)


       Bruce A. Shear               20,000        $ 51,000

       Robert H. Boswell            25,000          59,625

       Paula C. Wurts               25,000          69,250

              AMENDMENT TO THE 2003 STOCK PURCHASE AND OPTION PLAN

     On October 16, 2007, the Board of Directors of the Company adopted an amendment to the 2003 Stock Purchase and Option Plan (the "Stock Plan") to increase the maximum number of shares of Common Stock available for issuance under the plan from 1,300,000 to 1,900,000 shares. The purpose of the increase is to permit the continuing grant of stock options to employees, officers, directors and consultants, which the Board of Directors believes is necessary to continue to attract and retain such persons, particularly in view of the fact that the Company's business is dependent upon its human resources. The executive officers and directors of the Company are eligible to receive options and restricted stock under the Stock Plan and will therefore benefit from such approval. The Company plans to register the additional shares to be issued under the stock plan on Form S-8 to be filed by the Company under the Securities Act of 1933.

                  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
            THE AMENDMENT TO THE 2003 STOCK PURCHASE AND OPTION PLAN

                  Description of the Company's 2003 Stock Plan

     General. The Company's Stock Plan, originally adopted by the Board of Directors in 2003 and approved by stockholders in 2003, currently authorizes the grant of options to purchase a maximum of 1,300,000 shares of Class A Common Stock, subject to adjustment for stock splits and similar capital changes.

     The Board of Directors administers the Stock Plan. Under the Stock Plan, the Board of Directors has the authority to select the recipients of options or restricted stock and determine the terms of the options or restricted stock granted, including: (i) the number of shares; (ii) option exercise terms; (iii) the exercise or purchase price (which in the case of an incentive stock option cannot be less than the fair market value of the Class A Common Stock on the date of grant); (iv) the type and duration of transfer or other restrictions; and (v) the time and form of payment for restricted stock and upon exercise of options. There are no restrictions on the eligibility of recipients of options under this plan. Generally, an option is not transferable by the option holder except by will or by the laws of descent and distribution. Also, generally, no incentive stock option may be exercised more than 60 days following termination of employment. In the event that termination is due to death or disability, however, the option is exercisable for a period of one year following such termination. Options granted to date generally become exercisable in four equal installments over a three-year period, at the time of grant and on the first, second and third anniversaries of the grant date and expire on the fifth anniversary of the grant date

     Employee Stock Purchase and Option Plan Federal Income Tax Information. Set forth below is a general summary of the federal income tax consequences to the Company and to recipients who receive options or restricted stock under the Stock Plan. The following summary is not intended to be exhaustive, does not address certain special federal tax provisions, and does not address state, municipal or foreign tax laws.

     Tax Treatment of Non-Qualified Stock Options. Under Section 83 of the Internal Revenue Code, optionees realize no taxable income when a non-qualified stock option ("NSO") is granted. Instead, the difference between the fair market value of the stock and the option price paid is taxed as ordinary compensation income, on or after the date on which the option is exercised. The difference is measured and taxed as of the date of exercise if the stock is not subject at that time to a "substantial risk of forfeiture," as defined in Section 83. To the extent that the stock is subject to a substantial risk of forfeiture, the difference is measured as of the date or dates on which the risk terminates. The Stock Plan permits the Compensation Committee to impose repurchase rights on stock acquired upon exercise of options that would constitute such a "substantial risk of forfeiture." If such repurchase rights are imposed, the optionee would recognize taxable income and incur a tax liability, and the optionee's holding period for tax purposes would commence, in the year or years that the substantial risk of forfeiture terminates with respect to the stock.

     Alternatively, an optionee holding an NSO may elect, within thirty days after the option is exercised, in accordance with Section 83(b), to be taxed on the difference between the option exercise price and the fair market value of the stock on the date of exercise even though the stock acquired is subject to a substantial risk of forfeiture. If the optionee makes this election, subsequent changes in the value of the Common Stock at the time the forfeiture provisions lapse will not result in ordinary compensation income to the optionee.

     The Company receives no tax deduction on the grant of an NSO, but is entitled to a tax deduction when the optionee recognizes taxable income on or after exercise of the option, in the same amount as the income recognized by the optionee.

     Tax Treatment of Incentive Stock Options. Under Section 422 of the Internal Revenue Code, an optionee incurs no federal income tax liability on either the grant or exercise of an incentive stock option ("ISO"). Provided that the stock is held for at least one year after the date of exercise of the option and at least two years after its date of grant, any gain realized on the subsequent sale of stock will be taxed as long-term or short-term capital gain depending on the holding period since the date of exercise. If the stock is disposed of within a shorter period, the optionee will be taxed, with respect to the gain realized, as if he or she had then received ordinary compensation income in an amount equal to the difference between the fair market value of the stock on the date of exercise of the option and its fair market value on the date on which the option was granted. The balance of the gain realized will be taxed as capital gain, long-term or short-term depending on the holding period since the date of exercise.

     The Company receives no tax deduction on the grant or exercise of an ISO, but is entitled to a tax deduction if the optionee recognizes ordinary compensation income on account of a premature disposition of ISO stock in the same amount and at the same time as the optionee's recognition of income.

     Tax Treatment of Purchases of Restricted Stock. An employee or consultant who receives a grant of restricted stock generally will not recognize taxable income at the time such stock is received, but will recognize ordinary compensation income when the transfer and forfeiture restrictions lapse in an amount equal to the excess of the aggregate fair market value, as of the date the restrictions lapse, over the amount, if any, paid by the employee or consultant for the restricted stock. Alternatively, an employee or consultant receiving restricted stock may elect, in accordance with Section 83(b) of the Code, to be taxed on the excess of the fair market value of the shares of restricted stock at the time of grant over the amount, if any, paid by the employee or consultant, notwithstanding the transfer and forfeiture restrictions on the stock. All such taxable amounts are deductible by the Company at the time and in the amount of the ordinary compensation income recognized by the employee or consultant. The full amount of dividends or other distributions of property made with respect to restricted stock prior to the lapse of the transfer and forfeiture restrictions will constitute ordinary compensation income to the employee or consultant and the Company will be entitled to a deduction at the same time and in the same amount.

                              APPROVAL OF AUDITORS

     Effective March 8, 2006, the Company's independent registered public accounting firm resigned and declined to submit a proposal for the audit of the Company's financial records for the fiscal year ending June 30, 2006.

     For the fiscal years ended June 30, 2004 and 2005, the reports on the Company's financial statements were unqualified. The reports of BDO contained no adverse opinion, disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During these two fiscal years and the two subsequent interim periods through the date of their resignation, there were no disagreements with BDO on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure. There were no "reportable events" as that term is described in Item 304 (a)(1)(v) of Regulation S-K.

     On March 8, 2006, the Company engaged a new principal accounting firm, Eisner LLP ("Eisner"), to review the financial statements for the quarter ending March 31, 2006 and to perform the audit for the fiscal year ending June 30, 2006 and 2007. During the Company's two most recent fiscal years and the two subsequent interim periods prior to engaging Eisner, the Company has not consulted the newly engaged accountant on any matters.

     This change in accountants was approved by the audit committee and board of directors

     The Board has selected the firm of Eisner LLP, independent registered public accountants, as auditors of the Company for the fiscal year ending June 30, 2008 and is submitting the selection to stockholders for approval. The Board recommends a vote "FOR" this proposal. Unless the proxy indicates otherwise, the shares represented by the enclosed proxy will be voted to approve such selection.

     Although there is no legal requirement that this matter be submitted to a vote of stockholders, the Board believes that the selection of independent auditors is of sufficient importance to seek stockholder ratification. In the event Eisner LLP is not ratified by the affirmative vote of the holders of shares representing a majority of the votes cast at the Annual Meeting, the Board may reconsider its selection. A representative of Eisner LLP is expected to be available for the Annual Meeting. Such representative will have an opportunity to make a statement and will be available to respond to appropriate questions from stockholders.

INDEPENDENT AUDITOR FEES

     The Company changed independent registered public accounting firms during the fiscal year ended June 30, 2006. The following table presents fees for professional audit services rendered by Eisner LLP for the Company's annual financial statements and quarterly review services and other related services for the fiscal years ended June 30, 2007 and 2006.

                                    2007            2006
                                    ____            ____

  Audit and audit related fees    $233,760        $215,256
  Tax services*                         --              --
  All other fees                         0               0
                                  _________       ________
     Total fees                   $233,760        $215,256
                                  =========       ========

     * Firms other than Eisner LLP, provide tax and other accounting services.

     The amount listed as "audit and audit related fees" in the above table relate to services traditionally provided by auditors, which are compatible with Eisner LLP's independence such as the review of the S-3 filed by the Company and the review of the warrant being issued in conjunction with the Company's refinancing. The Company's Audit Committee considered the non-audit services rendered by Eisner LLP during fiscal 2007 and determined that such services were compatible with Eisner LLP's independence. Firms other than Eisner LLP, provide tax and other accounting services.

     Neither BDO Seidman, LLP nor Eisner LLP directly or indirectly, operate, or supervise the operation of, the Company's information systems or manage the Company's local area network, nor did they design or implement a hardware or software system that aggregates source data underlying the financial statements of the Company or generates information that is significant to the Company's financial statements taken as a whole.

     The charter of the Audit Committee provides that the Audit Committee must pre-approve all auditing and non-auditing services to be provided by the auditor. In addition, any services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee. All services shown in the table above were pre-approved by the Audit Committee.

       THE BOARD RECOMMENDS A VOTE FOR RATIFICATION OF THE ABOVE SELECTION

Compliance with Section 16(a) of the Exchange Act

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than 10% of the Company's Common Stock, to file with the SEC reports of ownership and reports of changes in ownership of Common Stock. SEC rules also require the reporting persons and entities to furnish the Company with a copy of the reports they file. The Company is required to report any failure to file these reports.

     Based on the review of the filings and written representations from the Company's directors and executive officers, the Company believes that all reports required to be filed with the SEC by Section 16(a) during the most recent fiscal year have been filed on a timely basis.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

     For the periods presented in the Annual Report on 10-K to date, the Company has had no related party transactions. Before entering into any contract or agreement involving a related party the Board of Directors reviews and approves the transaction. In the event one of the related parties is a member of the Board of Directors, that member of the Board recuses himself from participation in the discussion or approval of the transaction.

                     STOCKHOLDER PROPOSALS FOR 2008 MEETING

     Proposals of stockholders intended to be presented and director nominations intended to be made at the 2008 Annual Meeting of Stockholders must be received by the Company at its principal office, 200 Lake Street, Suite 102, Peabody, Massachusetts 01960, Attention: Paula C. Wurts, Clerk, not later than July 23, 2008 for inclusion in the proxy statement for that meeting. Any proposal of a stockholder to be presented at the Company's annual meeting of stockholders in 2007, which has not been included in the Company's proxy material, must have been received not later than September 15, 2007 to be considered timely.

                                  OTHER MATTERS

     The Board does not know of any other matters that may come before the Annual Meeting. However, if any other matters are properly presented to the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote, or otherwise to act, in accordance with their judgment on such matters.

     All costs of solicitation of proxies by management will be borne by the Company. In addition to solicitations by mail, the Company's directors, officers and regular employees, without additional remuneration, may solicit proxies by telephone or personal interviews. Brokers, custodians and fiduciaries will be requested to forward proxy soliciting materials to the beneficial owners of the Company's stock held in the names of such brokers, custodians and fiduciaries, and the Company will reimburse them for their out-of-pocket expenses in this connection.


                                          By order of the Board of Directors



                                          Paula C. Wurts, Clerk

October 26, 2007

     The Board hopes that stockholders will attend the meeting. WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE. A prompt response will greatly facilitate arrangements for the meeting, and your cooperation will be appreciated. Stockholders who attend the meeting may vote their stock personally even though they have sent in their proxies.

                     REVOCABLE PROXY - CLASS A COMMON STOCK
                                    PHC, INC.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                       2007 ANNUAL MEETING OF STOCKHOLDERS

     The undersigned stockholder of PHC, Inc., a Massachusetts corporation, (the "Company") hereby acknowledges receipt of the Notice of 2007 Annual Meeting of Stockholders and Annual Report on Form 10-K for fiscal year ended June 30, 2007 and hereby appoints Bruce A. Shear and Paula C. Wurts, and both of them, as proxies, with full power to each of substitution, and hereby authorizes either of them to represent and to vote, as designated on the reverse side, all the shares of Class A Common Stock of the Company held of record by the undersigned on October 10, 2007 at the Annual Meeting of Stockholders to be held at 1:00 p.m. (Boston time), on December 19, 2007 at the Corporate offices of PHC, Inc., 200 Lake Street, Suite 102, Peabody, Massachusetts 01960, and at any adjournments or postponements thereof. The undersigned stockholder hereby revokes any proxy or proxies heretofore given.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED, OR IF NO DIRECTION IS MADE, FOR SUCH PROPOSALS, AND IN ACCORDANCE WITH THE
DETERMINATION OF THE PROXY HOLDERS AS TO OTHER MATTERS. THE UNDERSIGNED STOCKHOLDER HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.

             (Continued And To Be Signed And Dated On Reverse Side)




                                     (BACK)

              FORM OF PROXY FOR CLASS A COMMON STOCK STOCKHOLDERS

[X}  Please mark your
     votes as in this
     example.
                        Nominees:
                          Donald E. Robar
                          Howard W. Phillips

                                  WITHHOLD                     FOR       ABSTAIN
                             FOR  AUTHORITY                        AGAINST
1. To elect  Donald E. Robar [  ]   [  ]     2. To ratify the [  ]  [  ]  [  ]
   and Howard W. Phillips as the Class A        selection by the
   Directors of the company, each to hold       Board of Directors
   the office until the annual meeting next     of Eisner LLP as the
   following his election:                      Company's independent registered
                                                public accounting firm for the
                                                2008 fiscal year.

                                                               FOR       ABSTAIN
                                                                   AGAINST
                                             3. To approve the [  ]  [  ]  [  ]
                                                proposed amendment to the
                                                Company's 2003 Stock Purchase
                                                and Option Plan to increase the
                                                number of Class A Shares
                                                available for issue under the
                                                plan from 1,300,0000 to
                                                1,900,000.

For all nominees except as noted below:         In their discretion, the Proxies
__________________________________________      are authorized to vote upon
                                                such other matters as may
                                                properly come before the meeting
                                                or any adjournment or
                                                postponement thereof.

                                            PLEASE  MARK, SIGN, DATE AND  RETURN
                                            THIS  PROXY CARD  USING THE ENCLOSED
                                            ENVELOPE.

SIGNATURE                     DATE                                         DATE
                                             (SIGNATURE  IF HELD JOINTLY)
_______________________________________________________________________________

Note: Please sign exactly as name appears on this proxy. All joint owners should sign. When signing as attorney, executor, administrator, trustee, guardian or custodian for a minor, please give your full title as such. If a corporation, please sign full corporate name and indicate signer's office. If a partner sign in the partnership's name.

                                     (FRONT)

                     REVOCABLE PROXY - CLASS B COMMON STOCK
                                    PHC, INC.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                       2007 ANNUAL MEETING OF STOCKHOLDERS

     The undersigned stockholder of PHC, Inc., a Massachusetts corporation, (the "Company") hereby acknowledges receipt of the Notice of 2007 Annual Meeting of Stockholders and Annual Report on Form 10-K for fiscal year ended June 30, 2007 and hereby appoints Bruce A. Shear and Paula C. Wurts, and both of them, as proxies, with full power to each of substitution, and hereby authorizes either of them to represent and to vote, as designated on the reverse side, all the shares of Class A Common Stock of the Company held of record by the undersigned on October 10, 2007 at the Annual Meeting of Stockholders to be held at 1:00 p.m. (Boston time), on December 19, 2007 at the Corporate offices of PHC, Inc., 200 Lake Street, Suite 102, Peabody, Massachusetts 01960, and at any adjournments or postponements thereof. The undersigned stockholder hereby revokes any proxy or proxies heretofore given.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED, OR IF NO DIRECTION IS MADE, FOR SUCH PROPOSALS, AND IN ACCORDANCE WITH THE
DETERMINATION OF THE PROXY HOLDERS AS TO OTHER MATTERS. THE UNDERSIGNED STOCKHOLDER HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.

             (Continued And To Be Signed And Dated On Reverse Side)




                                                          (BACK)

            FORM OF PROXY FOR CLASS B COMMON STOCK STOCKHOLDERS

[X}  Please mark your
     votes as in this
     example.
                        Nominees:
                          Bruce A. Shear
                          William F. Grieco
                          David E. Dangerfield

                                  WITHHOLD                     FOR       ABSTAIN
                             FOR  AUTHORITY                        AGAINST
1. To elect Bruce A. Shear,  [  ]   [  ]     2. To ratify the [  ]  [  ]  [  ]
   William F. Grieco and David E Dangerfield    selection by the
   as the Class B Directors of the company,     Board of Directors
   each to hold the office until the annual     of Eisner LLP as the
   meeting next following his election.         Company's independent registered
                                                public accounting firm for the
                                                2008 fiscal year.

                                                               FOR       ABSTAIN
                                                                   AGAINST
                                             3. To approve the [  ]  [  ]  [  ]
                                                proposed amendment to the
                                                Company's 2003 Stock Purchase
                                                and Option Plan to increase the
                                                number of Class A Shares
                                                available for issue under the
                                                plan from 1,300,000 to
                                                1,900,000.

  For all nominees except as noted below:    3. In their discretion, the Proxies
 __________________________________________     are authorized to vote upon
                                                such other matters as may
                                                properly come before the meeting
                                                or any adjournment or
                                                postponement thereof.


                                            PLEASE  MARK, SIGN, DATE AND  RETURN
                                            THIS  PROXY CARD  USING THE ENCLOSED
                                            ENVELOPE.

SIGNATURE                     DATE                                         DATE
                                             (SIGNATURE  IF HELD JOINTLY)
_______________________________________________________________________________

Note: Please sign exactly as name appears on this proxy. All joint owners should sign. When signing as attorney, executor, administrator, trustee, guardian or custodian for a minor, please give your full title as such. If a corporation, please sign full corporate name and indicate signer's office. If a partner sign in the partnership's name.

                                     (FRONT)